                                                                   EXHIBIT 10.1

        CONTRACT FOR SALE AND PURCHASE OF INTERNET TECHNOLOGY DIVISION

         This contract for sale and purchase, hereinafter referred to as "Contract" or "Agreement", is executed effective the 1st day of February, 1999, by and between BARAKA INTRACOM, INC., hereinafter referred to as "Seller", and NET COMMAND TECH, INC., hereinafter referred to as "Buyer".

                                  WITNESSETH:

         WHEREAS, Seller is engaged in the business of developing intellectual property and producing computer and internet applications, including software, hardware and other products, using such intellectual property, by and through its "Internet Technology Division", and is the owner of Seller's Assets, more particularly described in Exhibit "A" attached hereto and made a part hereof, hereinafter referred to as the "Assets"; and

         WHEREAS, Net Command Tech, Inc., is a wholly owned subsidiary of Corsaire, Inc., which desires to purchase certain Assets from Seller; and,

         WHEREAS, Buyer desires to purchase Seller's "Internet Technology Division" and all Assets used in or related to such Division, and Seller desires to sell said Division and such Assets to Buyer; and,

         WHEREAS, Buyer and Seller have considered that the Internet Technology Division of Seller has only recently been able to produce and offer for sale products and intellectual property which are presently unproven to be commercially viable, and that the value of such Internet Technology Division depends on the future efforts to perfect, modify, enhance, improve and market such unproven products and intellectual properties; and,

         NOW, THEREFORE, for and in consideration of the mutual covenants and promises hereinafter contained, the Seller agrees to sell and the Buyer agrees to buy the "Assets" upon the following terms and conditions.

1. PURCHASE PRICE AND METHOD OF PAYMENT. Buyer shall pay and Seller shall accept as full consideration and as the purchase price for the Assets in the manner of payment therefor set forth in Exhibit "B" attached hereto and made a part hereof, and the Buyer and Seller hereby agree to all provisions of Exhibit "B", particularly those regarding the Escrow of such purchase price.


_______________________________________________________________________________
Contract For Internet Technology Division                          Page 1 of 20

2. CLOSING. The closing of the transactions contemplated by this agreement, hereinafter referred to as "The Closing", shall be held at 400 Crenshaw Blvd., Suite 200, Torrance, California 90503 on or before February 18, 1999, at 1:00 p.m. or at such other place, date and time as the Buyer may designate (such date to be referred to in this agreement as the "Closing Date").

3. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller represents and warrants to Buyer the correctness, truthfulness and accuracy of the matters shown on Exhibit "C" attached hereto, all of which shall survive closing. In addition, Seller represents and warrants to Buyer that the documents enumerated in Exhibit "D" attached hereto and made a part hereof, are true, authentic and correct copies of the original, or, if appropriate, the originals themselves, and no alterations or modifications thereof have been made. Any other purported representations or warranties in the text of this Agreement (if any there be) shall be deemed to be opinions only based on the best information available at Closing, Exhibits "C" and "D" being the only representations and warranties given herein by Seller.

4. COVENANT NOT TO COMPETE. From the Closing Date, Seller, will not, directly or indirectly, conduct any business or develop any intellectual property relating to the "Internet Technology Division" or any of the Assets sold hereunder, or employ any person or render services to, any other person, partnership, association, or corporation engaged in the same or substantially similar business covered by this Agreement in any area which can be reasonably termed competitive to the Buyer; and during such term of five (5) years, the Seller will not engage in such competitive business for its own account, or become interested therein, directly or indirectly, as an individual, partner, shareholder, director, consultant, independent contractor, officer, clerk, principal, agent, employee, trustee, or in any relation or capacity whatsoever. The Seller acknowledges that the territory shall be the World, and shall include particularly the United States, the European, African and Asian continents, because the nature of the intellectual property is that it can be used world-wide.

5. TRANSACTIONS PRIOR TO CLOSING OR AT CLOSING. Seller hereby covenants the following:

        a. CONDUCT OF SELLER'S BUSINESS UNTIL CLOSING. Except as Buyer may otherwise consent in writing prior to the Closing Date, Seller will not enter into any transaction, take any action or fail to take any action which would result in, or could reasonably be expected to result in or cause any of the representations and warranties of Seller contained in this Agreement to be void, invalid or false on the Closing Date.

        b.     EMPLOYEES.  At Closing Buyer shall have the right to

_______________________________________________________________________________
Contract For Internet Technology Division                          Page 2 of 20
employ such employees of Seller as it may designate, on such terms and conditions as they agree, and Seller covenants that it shall not reemploy or hire or engage as consultants such designated employees for a period of at least Five (5) years from the Closing Date, without the prior written consent of Buyer.

         c. SATISFACTIONS. Seller shall deliver to Buyer on the Closing Date a satisfaction of any Encumbrance or Lien on the Assets as set forth on Exhibit G attached hereto, satisfactory in form and substance to the Buyer indicating that the then outstanding unpaid principal balance of such debt, claim, obligation or promissory note secured thereby has been paid in full prior to or simultaneously with the Closing.

         d. ADVICE OF CHANGES. Between the date hereof and the Closing Date, Seller will promptly advise Buyer in writing of any change in fact which, if existing or known at the date hereof, would have been required to be set forth herein or disclosed pursuant to this Agreement.

         e. DOCUMENTS. Seller shall deliver to Buyer at closing such documents which are, in Buyer's reasonable discretion, necessary to fully satisfy the objectives of this Agreement in content and form reasonably intended to do so.


6. EXPENSES. Each of the parties hereto shall pay its own expenses in connection with this Agreement and the transactions contemplated hereby, including the fees and expenses of its counsel and its certified public accountants.

7.  GENERAL.

         a. ENTIRE AGREEMENT. This Agreement contains the entire agreement between Baraka Intracom, Inc. as Seller and Net Command Tech, Inc., as Purchaser, relating to the subject matter hereof and all prior agreements and/or letter(s) of intent (including any by and between Baraka Intracom, Inc., as Seller, and Corsaire, Inc., parent of Buyer) relative hereto which are not contained herein are terminated, cancelled and superseded. THIS WRITTEN AGREEMENT AND ALL DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR CONTEMPLATED HEREBY REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         b. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Each of the parties to this Agreement covenants and agrees that their respective representations, warranties, covenants, statements, and agreements contained in this Agreement shall survive the Closing Date and terminate on the second anniversary of such date. Except as set forth in this Agreement, the exhibits hereto or in the

_______________________________________________________________________________
Contract For Internet Technology Division                          Page 3 of 20
documents and papers delivered by Seller to Buyer in connection herewith, there are no other agreements, representations, warranties, or covenants by or among the parties hereto with respect to the subject matter hereof.

         c. NOTICES. Any notices, requests, demands and other communications which are required or may be given under this Agreement shall be sufficient if in writing and delivered or sent by:

         (i) Registered or Certified Mail to the principal office of the other party, postage prepaid with return receipt requested deposited in a proper receptacle of the United States Postal Service or its successors. Said notice shall be addressed to the intended recipient. A written notice sent in conformity with this provision shall be deemed delivered as of the date shown "delivered" on the return receipt; or,

         (ii) Transmitted by Prepaid Telegram or by Telephone Facsimile Transmission if receipt is acknowledged by the addressee. Notice so transmitted by telegram or facsimile transmission shall be effective only if receipt of transmission is acknowledged by an appropriate machine or written confirmation, and such notice shall be deemed effective on the next business day after transmission; or,

         (iii) Notice given in any other manner shall be effective only if and when proven to have been received by the addressee.

         For purposes of notice, the address of each party shall be the following address:

         To Seller:        Baraka Intracom, Inc.
                           Attention: Mohammed Dagher, Manager
                           400 Crenshaw Blvd., Suite 200
                           Torrance, California 90503

         with copy to:     None As of Date of Closing

         To Buyer:         Net Command Tech, Inc.
                           Attention:  William R. Dunavant, President
                           501 Brickell Key Drive, Suite 407
                           Miami, FL 33131-2624

         with copy to:     Martin R. Nathan, Attorney at Law
                           1980 Post Oak Blvd, Suite 1777
                           Houston, Texas  77056-3809

         Provided, however, that each party shall have the right to change his respective address for notices hereunder to another location(s) within the continental United States by giving 30 days'

________________________________________________________________________________
Contract For Internet Technology Division                           Page 4 of 20
written notice to the other party in the manner set forth hereinabove. The Notice shall not be effective unless a copy is simultaneously sent to the designated party.

         d. SECTIONS AND OTHER HEADINGS AND CAPTIONS. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretations of this Agreement. The Captions of this contract are for convenience and reference only and in no way define, describe, extend, or limit the scope or intent of this contract, or the intent of any provisions hereof.

         e. GOVERNING LAW. This agreement, and all transactions contemplated hereby, shall be governed by, construed and enforced in accordance with the substantive laws of the United States and the State of California where not in conflict.

         f. COUNTERPART ORIGINALS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. In addition, this Agreement may contain more than one counterpart of the Signature Page and this Agreement may be executed by affixing the signatures of each of the parties to one of such counterpart Signature Pages; all of such counterpart Signature Pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single Signature Page.

         g. TYPEWRITTEN OR HANDWRITTEN PROVISIONS. Hand-written provisions inserted in this contract and typewritten provisions initialed by both parties shall control over the typewritten provisions in conflict therewith.

         h. TIME OF THE ESSENCE. Time and timely performance are of the essence of this contract and of the covenants and provisions hereunder.

         i. SUCCESSORS AND ASSIGNS. Rights and obligations created by this contract shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns. Whenever used, the singular number shall include the plural, the plural the singular, and the use of any gender shall include all genders. Except as otherwise expressly provided herein, the execution and delivery of this Agreement shall not be deemed to confer any rights upon, nor obligate any of the parties hereto, to any person or entity other than the parties hereto.

         j. ARBITRATION. As concluded by the parties hereto, any controversy between the parties hereto involving any dispute or claim by, through or under, or the construction or application of any terms, covenants, or conditions of, this agreement, or any agreement or undertaking derived by, through or under this

_______________________________________________________________________________
Contract For Internet Technology Division                          Page 5 of 20

Agreement or related Agreement, shall, on the written request of one party served upon the other, be submitted to arbitration, and such arbitration shall comply with and be governed by the provisions of the Federal Arbitration Act as it may be amended; Provided, that Arbitration shall be conducted in Dade County, Florida and be conducted by the American Arbitration Association ("AAA") with three (3) non-interested Arbitrators to be designated by the AAA. The parties hereto agree to arbitrate any dispute, breach, default, claim or liability between themselves by Arbitration pursuant to the Federal Arbitration Act, with Arbitrators using the Federal Rules of Evidence in Civil Cases. Any and all disputes, claims, causes of action or disagreements by or between the parties hereto shall be brought and heard in Dade County, Florida. The FAA rules shall apply, and the AAA rules shall apply if not in conflict with the FAA rules. All evidence shall be subject to the Federal Rules of Civil Evidence and the substantive laws of the United States and the State of California. In the event of a dispute or breach or default hereunder, which result in the commencement of judicial litigation or commercial arbitration, the successful party shall be entitled to receive from the unsuccessful party, any and all reasonable attorneys fees, arbitration costs, court costs and expenses incurred in determination of the dispute or breach or default. The losing party in any Arbitration shall pay the winning party its reasonable legal fees and any expenses or costs incurred in resolving the Arbitrated matter in such amount as shall be determined by the Arbitrators. The Parties may seek any judicial writs or actions as may be necessary or appropriate to protect or enforce the jurisdiction and authority of the Arbitrators and to preserve the status quo pending a final award or decision.

         k. EXTRAORDINARY REMEDIES. To the extent cognizable at law, the parties hereto, in the event of breach and in addition to any all other remedies available thereto, may obtain injunctive relief, regardless of whether the injured party can demonstrate that no adequate remedy exists at law.

         1. AMENDMENTS OR ADDENDA. All amendments, addenda, changes or modifications to this contract are shown on Exhibit "F", attached hereto and made a part hereof.

         m. INITIALS AND EXHIBITS. This contract shall not be valid and enforceable unless it is properly executed by Buyer and Seller and their initials affixed to each page of the exhibits attached hereto and made a part hereof. All exhibits, schedules and documents attached hereto, if any, are hereby incorporated in this Agreement and made a part hereof by reference.

         n. SEVERABILITY. This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any


_______________________________________________________________________________
Contract For Internet Technology Division                          Page 6 of 20
provision of this Agreement or the application thereof to any person or circumstances shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Agreement and the application of such provision to the other persons or circumstances shall not be effected thereby, but rather shall be enforced to the greatest extent permitted by law.

         o. WAIVERS. No action taken pursuant to this Agreement, including any investigation by or on behalf of any party shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement contained herein or therein and in any documents delivered in connection herewith or therewith. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

         p. EXECUTION OF ADDITIONAL DOCUMENTS.   Each party hereto agrees to
negotiate in good faith and to execute, within ten days after notice, such other documents, instruments or written evidence of conveyance or assignment as shall be reasonably required or appropriate to effectuate this Agreement and to perfect or evidence any conveyance or assignment of any asset or instrument conveyed or assigned herein.

         IN WITNESS WHEREOF, this Agreement has been executed by each of the parties hereto and signed by an officer thereunto duly authorized and attested under the corporate seal of the Secretary of the Corporate party hereto, if any, all on the date and year first above written.

Signed, sealed and delivered
in the presence of:        SELLER:
(CORPORATE SEAL)           BARAKA INTRACOMM, INC.


                           By: /s/ Mohammed Dagher
                              ------------------------------
Witness                    Its Vice President

Attest:
       -------------------
Its Secretary

Signed, sealed and delivered
in the presence of:        BUYER:
(CORPORATE SEAL)           NET COMMAND TECH, INC.


                           By: /s/ William R. Dunavant
                              ------------------------------
Witness                    Its President

Attest:
       -------------------
Its Secretary

________________________________________________________________________________
Contract For Internet Technology Division                           Page 7 of 20